UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2005

BROOKTROUT, INC.
(Exact Name of Registrant as Specified in Charter)

MASSACHUSETTS	000-20698	04-2814792
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 FIRST AVENUE, NEEDHAM, MASSACHUSETTS 02494
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 449-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR.240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 21, 2005, we issued a press release announcing our financial results for the quarter ended March 31, 2005.  The full text of the press release is furnished as Exhibit 99.1 to this report.  The information contained in the website cited in the press release is not a part of this report.

The information in this report (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits.

(c) Exhibits

The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1   Press Release of Brooktrout, Inc. issued April 21, 2005 as to financial results for the quarter ended March 31, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKTROUT, INC.

Date: April 21, 2005	By:	/s/ Eric R. Giler
Eric R. Giler
President
(Chief Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Brooktrout, Inc. issued April 21, 2005 as to financial results for the quarter ended March 31, 2005.